EXHIBIT 99.1

Westamerica Bancorporation Reports Fourth Quarter 2013 Earnings

SAN RAFAEL, Calif., Jan. 16, 2014 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, generated net income for the fourth quarter 2013 of $16.1 million and diluted earnings per common share ("EPS") of $0.60. Fourth quarter 2013 results compare to net income of $16.7 million and EPS of $0.63 for the prior quarter, and net income of $19.1 million and EPS of $0.70 for the fourth quarter 2012.

"Westamerica's credit quality continued to improve with nonperforming assets declining to $35 million at December 31, 2013 from $52 million at September 30, 2013. As a result, we reduced our provision for loan losses to $1.6 million for the fourth quarter 2013 from $1.8 million for the third quarter 2013. Originated loan volumes stabilized at $1.5 billion, however, purchased loan volumes continued to decline. Low market interest rates continue to pressure our net interest margin which was an annualized 3.92 percent for the fourth quarter 2013," said Chairman, President and CEO David Payne. "Our lower-risk balance sheet continues to generate a relatively high annualized return on common equity of 11.8 percent for the fourth quarter 2013."

Net interest income on a fully taxable equivalent ("FTE") basis was $40.1 million for the fourth quarter 2013, compared to $41.2 million for the prior quarter and $46.3 million for the fourth quarter 2012. The change in net interest income is due to reductions in yields on loans and investment securities, which have declined during this period of low market interest rates. The change in net interest income is also attributable to reduced loan volumes, placing greater reliance on lower-yielding investment securities. Loan volumes have declined due to problem loan workout activities, particularly with purchased loans, and reduced volumes of loan originations. In Management's opinion, current levels of competitive loan pricing do not provide adequate forward earnings potential, and competitive loan underwriting standards have loosened which increases credit risk. Management is avoiding low-yielding higher-risk loans. To offset the decline in interest income, interest expense has been lowered by reducing the volume of higher-cost funding sources. The annualized interest cost of funding the Company's loans and investment securities was 0.10 percent for the fourth quarter 2013 compared to 0.11 percent for the prior quarter and 0.13 percent for the fourth quarter 2012. The annualized net interest margin on a fully taxable equivalent basis was 3.92 percent for the fourth quarter 2013, compared to 4.01 percent for the prior quarter and 4.49 percent for the fourth quarter 2012.

The provision for loan losses was $1.6 million for the fourth quarter 2013 compared to $1.8 million for the prior quarter and $2.8 million for the fourth quarter 2012. Net loan losses charged against the allowance for loan losses totaled $1.8 million for the fourth quarter 2013, compared to $0.8 million for the prior quarter and $3.5 million for the fourth quarter 2012. At December 31, 2013, the allowance for loan losses totaled $31.7 million; nonperforming originated loans totaled $5.8 million; nonperforming purchased FDIC-indemnified loans totaled $12.3 million, net of purchase discounts of $0.5 million; and nonperforming purchased non-indemnified loans totaled $3.6 million, net of purchase discounts of $0.4 million.

Noninterest income for the fourth quarter 2013 totaled $14.0 million, compared to $14.4 million for the prior quarter and $14.2 million for the fourth quarter 2012.

Noninterest expense for the fourth quarter 2013 totaled $28.0 million, compared to $27.8 million in the prior quarter and $28.2 million for the fourth quarter 2012. Fourth quarter 2013 personnel costs increased due to re-measuring stock-based compensation based on the Company's share price.

At December 31, 2013, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.6 percent, assets totaled $4.8 billion and loans outstanding totaled $1.8 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2012 filed on Form 10-K and quarterly report for the quarter ended September 30, 2013 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

Public Information January 16, 2014
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2013

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q4'13	Q4'12	Change	Q3'13

Net Interest and Fee Income (FTE)	$40,050	$46,283	-13.5%	$41,224
Provision for Loan Losses	1,600	2,800	-42.9%	1,800
Noninterest Income	14,030	14,194	-1.2%	14,419
Noninterest Expense	27,987	28,233	-0.9%	27,758
Income Before Taxes (FTE)	24,493	29,444	-16.8%	26,085
Income Tax Provision (FTE)	8,437	10,308	-18.2%	9,347
Net Income	$16,056	$19,136	-16.1%	$16,738

Average Common Shares Outstanding	26,609	27,313	-2.6%	26,670
Diluted Average Common Shares	26,754	27,334	-2.1%	26,705

Operating Ratios:
Basic Earnings Per Common Share	$0.60	$0.70	-14.3%	$0.63
Diluted Earnings Per Common Share	0.60	0.70	-14.3%	0.63
Return On Assets (a)	1.31%	1.55%		1.37%
Return On Common Equity (a)	11.8%	14.1%		12.4%
Net Interest Margin (FTE) (a)	3.92%	4.49%		4.01%
Efficiency Ratio (FTE)	51.8%	46.7%		49.9%

Dividends Paid Per Common Share	$0.38	$0.37	2.7%	$0.37
Common Dividend Payout Ratio	63%	53%		59%

			%
	12/31'13YTD	12/31'12YTD	Change

Net Interest and Fee Income (FTE)	$167,737	$197,027	-14.9%
Provision for Loan Losses	8,000	11,200	-28.6%
Noninterest Income:
Loss on Sale of Securities	-	(1,287)	n/m
Other	57,011	58,309	-2.2%
Total Noninterest Income	57,011	57,022	0.0%
Noninterest Expense	112,614	116,885	-3.7%
Income Before Taxes (FTE)	104,134	125,964	-17.3%
Income Tax Provision (FTE)	36,957	44,837	-17.6%
Net Income	$67,177	$81,127	-17.2%

Average Common Shares Outstanding	26,826	27,654	-3.0%
Diluted Average Common Shares	26,877	27,699	-3.0%

Operating Ratios:
Basic Earnings Per Common Share	$2.50	$2.93	-14.7%
Diluted Earnings Per Common Share	2.50	2.93	-14.7%
Return On Assets (a)	1.38%	1.64%
Return On Common Equity (a)	12.5%	14.9%
Net Interest Margin (FTE) (a)	4.08%	4.79%
Efficiency Ratio (FTE)	50.1%	46.0%

Dividends Paid Per Common Share	$1.49	$1.48	0.7%
Common Dividend Payout Ratio	60%	51%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q4'13	Q4'12	Change	Q3'13

Interest and Fee Income (FTE)	$41,074	$47,614	-13.7%	$42,400
Interest Expense	1,024	1,331	-23.0%	1,176
Net Interest and Fee Income (FTE)	$40,050	$46,283	-13.5%	$41,224

Average Earning Assets	$4,062,976	$4,111,970	-1.2%	$4,093,727
Average Interest-Bearing Liabilities	2,523,585	2,663,389	-5.2%	2,539,219

Yield on Earning Assets (FTE) (a)	4.02%	4.62%		4.12%
Cost of Funds (a)	0.10%	0.13%		0.11%
Net Interest Margin (FTE) (a)	3.92%	4.49%		4.01%
Interest Expense/Interest-Bearing Liabilities (a)	0.16%	0.20%		0.18%
Net Interest Spread (FTE) (a)	3.86%	4.42%		3.94%

			%
	12/31'13YTD	12/31'12YTD	Change

Interest and Fee Income (FTE)	$172,408	$202,771	-15.0%
Interest Expense	4,671	5,744	-18.7%
Net Interest and Fee Income (FTE)	$167,737	$197,027	-14.9%

Average Earning Assets	$4,109,671	$4,115,339	-0.1%
Average Interest-Bearing Liabilities	2,584,781	2,745,497	-5.9%

Yield on Earning Assets (FTE) (a)	4.19%	4.93%
Cost of Funds (a)	0.11%	0.14%
Net Interest Margin (FTE) (a)	4.08%	4.79%
Interest Expense/ Interest-Bearing Liabilities (a)	0.18%	0.21%
Net Interest Spread (FTE) (a)	4.01%	4.72%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q4'13	Q4'12	Change	Q3'13

Total Assets	$4,876,884	$4,920,620	-0.9%	$4,830,475
Total Earning Assets	4,062,976	4,111,970	-1.2%	4,093,727
Total Loans	1,846,700	2,155,059	-14.3%	1,902,389
Commercial Loans	364,534	425,035	-14.2%	364,638
Commercial RE Loans	817,090	939,943	-13.1%	847,154
Consumer Loans	665,076	790,081	-15.8%	690,597
Total Investment Securities	2,216,276	1,956,911	13.3%	2,191,338
Available For Sale (Market)	1,081,164	796,998	35.7%	1,049,962
Held To Maturity	1,135,112	1,159,913	-2.1%	1,141,376
Unrealized (Loss) Gain	(19,623)	28,516	n/m	(11,107)

Loans/Deposits	44.1%	51.2%		46.1%

			%
	12/31'13YTD	12/31'12YTD	Change

Total Assets	$4,863,862	$4,954,302	-1.8%
Total Earning Assets	4,109,671	4,115,339	-0.1%
Total Loans	1,954,581	2,314,870	-15.6%
Commercial Loans	379,023	474,436	-20.1%
Commercial RE Loans	862,266	1,016,805	-15.2%
Consumer Loans	713,292	823,629	-13.4%
Total Investment Securities	2,155,090	1,800,469	19.7%
Available For Sale (Market)	1,009,329	705,606	43.0%
Held To Maturity	1,145,761	1,094,863	4.6%
Unrealized (Loss) Gain	(19,623)	28,516	n/m

Loans/Deposits	47.0%	54.9%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q4'13	Q4'12	Change	Q3'13

Total Deposits	$4,189,135	$4,211,609	-0.5%	$4,130,881
Noninterest Demand	1,759,495	1,654,575	6.3%	1,699,169
Interest Bearing Transaction	763,924	761,395	0.3%	751,317
Savings	1,160,422	1,146,891	1.2%	1,138,491
Time greater than $100K	288,691	400,556	-27.9%	317,630
Time less than $100K	216,603	248,192	-12.7%	224,274
Total Short-Term Borrowings	54,208	55,523	-2.4%	56,844
Federal Home Loan Bank Advances	24,846	25,832	-3.8%	25,663
Term Repurchase Agreement	10,000	10,000	0.0%	10,000
Debt Financing	4,891	15,000	-67.4%	15,000
Shareholders' Equity	537,709	541,684	-0.7%	534,634

Demand Deposits/Total Deposits	42.0%	39.3%		41.1%
Transaction & Savings Deposits / Total Deposits	87.9%	84.6%		86.9%

			%
	12/31'13YTD	12/31'12YTD	Change

Total Deposits	$4,162,823	$4,217,239	-1.3%
Noninterest Demand	1,683,447	1,603,981	5.0%
Interest Bearing Transaction	758,771	754,979	0.5%
Savings	1,151,360	1,132,980	1.6%
Time greater than $100K	341,184	460,833	-26.0%
Time less than $100K	228,061	264,466	-13.8%
Total Short-Term Borrowings	57,454	81,323	-29.4%
Federal Home Loan Bank Advances	25,499	25,916	-1.6%
Term Repurchase Agreement	10,000	10,000	0.0%
Debt Financing	12,452	15,000	-17.0%
Shareholders' Equity	538,165	543,309	-0.9%

Demand Deposits/ Total Deposits	40.4%	38.0%
Transaction & Savings Deposits / Total Deposits	86.3%	82.8%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q4'13
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,062,976	$41,074	4.02%
Total Loans (FTE)	1,846,700	24,444	5.25%
Commercial Loans (FTE)	364,534	5,679	6.18%
Commercial RE Loans	817,090	12,486	6.06%
Consumer Loans	665,076	6,279	3.75%
Total Investments (FTE)	2,216,276	16,630	3.00%

Interest Expense Paid
Total Earning Assets	4,062,976	1,024	0.10%
Total Interest-Bearing Liabilities	2,523,585	1,024	0.16%
Total Interest-Bearing Deposits	2,429,640	793	0.13%
Interest-Bearing Transaction	763,924	67	0.03%
Savings	1,160,422	232	0.08%
Time less than $100K	216,603	242	0.44%
Time greater than $100K	288,691	252	0.35%
Total Short-Term Borrowings	54,208	20	0.14%
Federal Home Loan Bank Advances	24,846	120	1.91%
Term Repurchase Agreement	10,000	24	0.98%
Debt Financing	4,891	67	5.46%

Net Interest Income and Margin (FTE)		$40,050	3.92%

	Q4'12
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,111,970	$47,614	4.62%
Total Loans (FTE)	2,155,059	30,267	5.59%
Commercial Loans (FTE)	425,035	6,983	6.54%
Commercial RE Loans	939,943	15,067	6.38%
Consumer Loans	790,081	8,217	4.14%
Total Investments (FTE)	1,956,911	17,347	3.54%

Interest Expense Paid
Total Earning Assets	4,111,970	1,331	0.13%
Total Interest-Bearing Liabilities	2,663,389	1,331	0.20%
Total Interest-Bearing Deposits	2,557,034	970	0.15%
Interest-Bearing Transaction	761,395	70	0.04%
Savings	1,146,891	234	0.08%
Time less than $100K	248,192	332	0.53%
Time greater than $100K	400,556	334	0.33%
Total Short-Term Borrowings	55,523	14	0.10%
Federal Home Loan Bank Advances	25,832	122	1.87%
Term Repurchase Agreement	10,000	25	0.97%
Debt Financing	15,000	200	5.35%

Net Interest Income and Margin (FTE)		$46,283	4.49%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q4'13	Q4'12	Change	Q3'13

Service Charges on Deposits	$6,266	$6,722	-6.8%	$6,433
Merchant Processing Services	2,058	2,401	-14.3%	2,151
Debit Card Fees	1,527	1,357	12.5%	1,467
Other Service Fees	672	679	-1.0%	716
ATM Processing Fees	630	749	-15.8%	701
Trust Fees	593	552	7.3%	567
Financial Services Commissions	218	148	46.7%	150
Other Income	2,066	1,586	30.3%	2,234
Total Noninterest Income	$14,030	$14,194	-1.2%	$14,419

Total Revenue (FTE)	$54,080	$60,477	-10.6%	$55,643
Noninterest Income/Revenue (FTE)	25.9%	23.5%		25.9%
Service Charges/Avg. Deposits (a)	0.59%	0.63%		0.62%
Total Revenues (FTE) Per Avg. Common Share (a)	$8.06	$8.81	-8.5%	$8.28

			%
	12/31'13YTD	12/31'12YTD	Change

Service Charges on Deposits	$25,693	$27,691	-7.2%
Merchant Processing Services	9,031	9,734	-7.2%
Debit Card Fees	5,829	5,173	12.7%
Other Service Fees	2,846	2,801	1.6%
ATM Processing Fees	2,758	3,396	-18.8%
Trust Fees	2,313	2,078	11.3%
Financial Services Commissions	831	689	20.7%
Loss on Sale of Securities	-	(1,287)	n/m
Other Income	7,710	6,747	14.3%
Total Noninterest Income	$57,011	$57,022	0.0%

Total Revenue (FTE)	$224,748	$254,049	-11.5%
Noninterest Income/Revenue (FTE)	25.4%	22.4%
Service Charges/Avg. Deposits (a)	0.62%	0.66%
Total Revenues (FTE) Per Avg. Common Share (a)	$8.38	$9.19	-8.8%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q4'13	Q4'12	Change	Q3'13

Salaries & Benefits	$14,340	$13,555	5.8%	$13,826
Occupancy	3,784	3,851	-1.7%	3,829
Outsourced Data Processing	2,112	2,213	-4.6%	2,139
Amortization of Identifiable Intangibles	1,157	1,292	-10.4%	1,163
Professional Fees	947	761	24.4%	730
Furniture & Equipment	994	892	11.4%	974
Other Real Estate Owned	245	322	-24.2%	179
Courier Service	664	768	-13.5%	725
Other Operating	3,744	4,579	-18.2%	4,193
Total Noninterest Expense	$27,987	$28,233	-0.9%	$27,758

Noninterest Expense/Avg. Earning Assets (a)	2.73%	2.73%		2.69%
Noninterest Expense/Revenues (FTE)	51.8%	46.7%		49.9%

			%
	12/31'13YTD	12/31'12YTD	Change

Salaries & Benefits	$56,633	$57,388	-1.3%
Occupancy	15,137	15,460	-2.1%
Outsourced Data Processing	8,548	8,531	0.2%
Amortization of Identifiable Intangibles	4,704	5,368	-12.4%
Professional Fees	3,057	3,217	-5.0%
Furniture & Equipment	3,869	3,775	2.5%
Other Real Estate Owned	1,035	1,235	-16.2%
Courier Service	2,868	3,117	-8.0%
Other Operating	16,763	18,794	-10.8%
Total Noninterest Expense	$112,614	$116,885	-3.7%

Noninterest Expense/Avg. Earning Assets (a)	2.74%	2.84%
Noninterest Expense/Revenues (FTE)	50.1%	46.0%

8. Provision for Loan Losses.
	(dollars in thousands)
			%
	Q4'13	Q4'12	Change	Q3'13

Average Total Loans	$1,846,700	$2,155,059	-14.3%	$1,902,389
Avg. Total Purchased Covered Loans (1)	274,752	394,848	-30.4%	310,650
Avg. Total Purchased Non-Covered Loans (2)	55,489	77,632	-28.5%	59,145
Avg. Total Originated Loans	1,516,459	1,682,579	-9.9%	1,532,594

Allowance for Loan Loss (ALL) Beginning of Period	$31,916	$30,966	3.1%	$30,926
Provision for Loan Losses	1,600	2,800	-42.9%	1,800
Net ALL Losses	(1,823)	(3,532)	-48.4%	(810)
ALL End of Period	$31,693	$30,234	4.8%	$31,916
ALL Recoveries/Gross ALL Losses	41%	23%		53%
Net ALL Losses/Avg. Loans:
Originated Loans (a)	0.11%	0.91%		0.20%
Purchased Covered Loans (1)(a)	1.65%	0.14%		0.02%
Purchased Non-Covered Loans (2)(a)	1.92%	-2.31%		0.00%

			%
	12/31'13YTD	12/31'12YTD	Change

Average Total Loans	$1,954,581	$2,314,870	-15.6%
Avg. Total Purchased Covered Loans (1)	322,505	455,463	-29.2%
Avg. Total Purchased Non-Covered Loans (2)	63,295	100,358	-36.9%
Avg. Total Originated Loans	1,568,781	1,759,049	-10.8%

Allowance for Loan Loss (ALL) Beginning of Period	$30,234	$32,597	-7.2%
Provision for Loan Losses	8,000	11,200	-28.6%
Net ALL Losses	(6,541)	(13,563)	-51.8%
ALL End of Period	$31,693	$30,234	4.8%
ALL Recoveries/Gross ALL Losses	39%	25%
Net ALL Losses/Avg. Loans:
Originated Loans (a)	0.26%	0.72%
Purchased Covered Loans (1)(a)	0.62%	0.18%
Purchased Non-Covered Loans (2)(a)	0.61%	0.11%

9. Credit Quality.
	(dollars in thousands)
			%
	12/31/13	12/31/12	Change	9/30/13

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$5,301	$10,016	-47.1%	$5,786
Performing Nonaccrual	75	1,759	-95.7%	1,093
Total Nonaccrual Loans	5,376	11,775	-54.3%	6,879
90+ Days Past Due Accruing Loans	410	455	-9.9%	392
Total	5,786	12,230	-52.7%	7,271
Repossessed Loan Collateral	5,527	9,295	-40.5%	3,162
Total Nonperforming Originated Assets	11,313	21,525	-47.4%	10,433

Nonperforming Purchased Covered Loans (1):
Nonperforming Nonaccrual	11,672	11,698	-0.2%	24,348
Performing Nonaccrual	636	1,323	-51.9%	1,937
Total Nonaccrual Loans	12,308	13,021	-5.5%	26,285
90+ Days Past Due Accruing Loans	-	155	n/m	23
Total	12,308	13,176	-6.6%	26,308
Repossessed Purchased Covered Loan Collateral (1)	7,793	13,691	-43.1%	9,273
Total Nonperforming Purchased Covered Assets (1)	20,101	26,867	-25.2%	35,581

Nonperforming Purchased Non-Covered Loans (2):
Nonperforming Nonaccrual	2,920	7,038	-58.5%	2,664
Performing Nonaccrual	698	461	51.4%	701
Total Nonaccrual Loans	3,618	7,499	-51.8%	3,365
90+ Days Past Due Accruing Loans	-	4	n/m	-
Total	3,618	7,503	-51.8%	3,365
Repossessed Purchased Non-Covered Loan Collateral (2)	-	3,366	n/m	2,535
Total Nonperforming Purchased Non-Covered Assets (2)	3,618	10,869	-66.7%	5,900

Total Nonperforming Assets	$35,032	$59,261	-40.9%	$51,914

Total Originated Loans Outstanding	$1,523,284	$1,664,183	-8.5%	$1,523,090
Total Purchased Covered Loans Outstanding (1)	250,670	372,283	-32.7%	296,380
Total Purchased Non-Covered Loans Outstanding (2)	53,790	74,891	-28.2%	57,838
Total Loans Outstanding	$1,827,744	$2,111,357	-13.4%	$1,877,308

Total Assets	$4,847,055	$4,952,193	-2.1%	$4,806,487

Originated Loans:
Allowance for Loan Losses	$31,693	$30,234	4.8%	$31,916
Allowance/Originated Loans	2.08%	1.82%		2.10%
Nonperforming Originated Loans/ Total Originated Loans	0.38%	0.73%		0.48%

Purchased Covered Loans (1):
Fair Value Discount on Purchased Covered Loans	$10,933	$26,128		$14,489
Discount/Purchased Covered Loans, gross	4.18%	6.56%		4.66%
Nonperforming Purchased Covered Loans/Total Purchased Covered Loans	4.91%	3.54%		8.88%

Purchased Non-Covered Loans (2):
Fair Value Discount on Purchased Non-Covered Loans	$3,245	$5,226		$2,989
Discount/Purchased Non-Covered Loans, gross	5.69%	6.52%		4.91%
Nonperforming Purchased Non-Covered Loans/Total Purchased Non-Covered Loans	6.73%	10.02%		5.82%

10. Capital.
	(in thousands, except per-share amounts)
			%
	12/31/13	12/31/12	Change	9/30/13

Shareholders' Equity	$542,934	$560,102	-3.1%	$541,840
Tier I Regulatory Capital	405,798	409,763	-1.0%	404,189
Total Regulatory Capital	446,331	444,205	0.5%	442,920

Total Assets	4,847,055	4,952,193	-2.1%	4,806,487
Risk-Adjusted Assets	2,759,311	2,720,332	1.4%	2,769,664

Shareholders' Equity/Total Assets	11.20%	11.31%		11.27%
Shareholders' Equity/Total Loans	29.71%	26.53%		28.86%
Tier I Capital/Total Assets	8.37%	8.27%		8.41%
Tier I Capital/Risk-Adjusted Assets	14.71%	15.06%		14.59%
Total Regulatory Capital/Risk-Adjusted Assets	16.18%	16.33%		15.99%
Tangible Common Equity Ratio	8.56%	8.64%		8.58%
Common Shares Outstanding	26,510	27,213	-2.6%	26,578
Common Equity Per Share	$20.48	$20.58	-0.5%	$20.39
Market Value Per Common Share	$56.46	$42.59	32.6%	$49.74

Share Repurchase Programs
	(shares in thousands)
			%
	Q4'13	Q4'12	Change	Q3'13

Total Shares Repurchased	326	299	9.3%	256
Average Repurchase Price	$53.74	$42.92	25.2%	$48.48
Net Shares Repurchased	68	183	-62.5%	191

			%
	12/31'13YTD	12/31'12YTD	Change

Total Shares Repurchased	1,199	1,135	5.6%
Average Repurchase Price	$47.81	$45.38	5.4%
Net Shares Repurchased	703	937	-24.9%

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	12/31/13	12/31/12	Change	9/30/13
Assets:
Cash and Due from Banks	$472,028	$491,382	-3.9%	$388,579

Investment Securities:
Available For Sale	1,079,381	825,636	30.7%	1,060,428
Held to Maturity	1,132,299	1,156,041	-2.1%	1,141,083

Purchased Covered Loans (1)	250,670	372,283	-32.7%	296,380
Purchased Non-Covered Loans (2)	53,790	74,891	-28.2%	57,838
Originated Loans	1,523,284	1,664,183	-8.5%	1,523,090
Allowance For Loan Losses	(31,693)	(30,234)	4.8%	(31,916)
Total Loans, net	1,796,051	2,081,123	-13.7%	1,845,392

Non-Covered Other Real Estate Owned	5,527	12,661	-56.3%	5,697
Covered Other Real Estate Owned (1)	7,793	13,691	-43.1%	9,273
Premises and Equipment, net	37,314	38,639	-3.4%	37,972
Identifiable Intangibles, net	18,557	23,261	-20.2%	19,714
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	176,432	188,086	-6.2%	176,676

Total Assets	$4,847,055	$4,952,193	-2.1%	$4,806,487

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$1,740,182	$1,676,071	3.8%	$1,689,986
Interest-Bearing Transaction	763,088	748,818	1.9%	737,029
Savings	1,167,744	1,165,032	0.2%	1,150,219
Time	492,767	642,571	-23.3%	531,073
Total Deposits	4,163,781	4,232,492	-1.6%	4,108,307

Short-Term Borrowed Funds	62,668	53,687	16.7%	47,821
Federal Home Loan Bank Advances	20,577	25,799	-20.2%	25,631
Term Repurchase Agreement	10,000	10,000	0.0%	10,000
Debt Financing	-	15,000	n/m	15,000
Other Liabilities	47,095	55,113	-14.5%	57,888
Total Liabilities	4,304,121	4,392,091	-2.0%	4,264,647

Shareholders' Equity:
Common Equity:
Paid-In Capital	381,657	375,113	1.7%	373,799
Accumulated Other Comprehensive Income	4,313	14,625	-70.5%	4,120
Retained Earnings	156,964	170,364	-7.9%	163,921
Total Shareholders' Equity	542,934	560,102	-3.1%	541,840

Total Liabilities and Shareholders' Equity	$4,847,055	$4,952,193	-2.1%	$4,806,487

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q4'13	Q4'12	Change	Q3'13
Interest & Fee Income:
Loans	$23,931	$29,640	-19.3%	$25,116
Investment Securities:
Available for Sale	5,528	5,166	7.0%	5,426
Held to Maturity	7,247	8,087	-10.4%	7,414
Total Interest & Fee Income	36,706	42,893	-14.4%	37,956

Interest Expense:
Transaction Deposits	67	70	-3.3%	66
Savings Deposits	232	234	-0.7%	228
Time Deposits	494	666	-25.9%	515
Short-Term Borrowed Funds	20	14	37.1%	20
Federal Home Loan Bank Advances	120	122	-1.6%	122
Term Repurchase Agreement	24	25	-1.2%	25
Debt Financing	67	200	-66.7%	200
Total Interest Expense	1,024	1,331	-23.0%	1,176

Net Interest Income	35,682	41,562	-14.1%	36,780

Provision for Loan Losses	1,600	2,800	-42.9%	1,800

Noninterest Income:
Service Charges	6,266	6,722	-6.8%	6,433
Merchant Processing Services	2,058	2,401	-14.3%	2,151
Debit Card Fees	1,527	1,357	12.5%	1,467
Other Service Fees	672	679	-1.0%	716
ATM Processing Fees	630	749	-15.8%	701
Trust Fees	593	552	7.3%	567
Financial Services Commissions	218	148	46.7%	150
Other	2,066	1,586	30.3%	2,234
Total Noninterest Income	14,030	14,194	-1.2%	14,419

Noninterest Expense:
Salaries and Benefits	14,340	13,555	5.8%	13,826
Occupancy	3,784	3,851	-1.7%	3,829
Outsourced Data Processing	2,112	2,213	-4.6%	2,139
Amortization of Identifiable Intangibles	1,157	1,292	-10.4%	1,163
Professional Fees	947	761	24.4%	730
Furniture & Equipment	994	892	11.4%	974
Other Real Estate Owned	245	322	-24.2%	179
Courier Service	664	768	-13.5%	725
Other	3,744	4,579	-18.2%	4,193
Total Noninterest Expense	27,987	28,233	-0.9%	27,758

Income Before Income Taxes	20,125	24,723	-18.6%	21,641
Income Tax Provision	4,069	5,587	-27.2%	4,903
Net Income	$16,056	$19,136	-16.1%	$16,738

Average Common Shares Outstanding	26,609	27,313	-2.6%	26,670
Diluted Common Shares Outstanding	26,754	27,334	-2.1%	26,705

Per Common Share Data:
Basic Earnings	$0.60	$0.70	-14.3%	$0.63
Diluted Earnings	0.60	0.70	-14.3%	0.63
Dividends Paid	0.38	0.37	2.7%	0.37
			%
	12/31'13YTD	12/31'12YTD	Change
Interest & Fee Income:
Loans	$102,626	$130,820	-21.6%
Investment Securities:
Available for Sale	21,822	19,810	10.2%
Held to Maturity	29,948	32,734	-8.5%
Total Interest & Fee Income	154,396	183,364	-15.8%

Interest Expense:
Transaction Deposits	264	308	-14.3%
Savings Deposits	918	930	-1.2%
Time Deposits	2,166	3,045	-28.9%
Short-Term Borrowed Funds	77	77	-1.0%
Federal Home Loan Bank Advances	480	483	-0.5%
Term Repurchase Agreement	98	99	-0.9%
Debt Financing	668	802	-16.7%
Total Interest Expense	4,671	5,744	-18.7%

Net Interest Income	149,725	177,620	-15.7%

Provision for Loan Losses	8,000	11,200	-28.6%

Noninterest Income:
Service Charges	25,693	27,691	-7.2%
Merchant Processing Services	9,031	9,734	-7.2%
Debit Card Fees	5,829	5,173	12.7%
Other Service Fees	2,846	2,801	1.6%
ATM Processing Fees	2,758	3,396	-18.8%
Trust Fees	2,313	2,078	11.3%
Financial Services Commissions	831	689	20.7%
Loss on Sale of Securities	-	(1,287)	n/m
Other	7,710	6,747	14.3%
Total Noninterest Income	57,011	57,022	0.0%

Noninterest Expense:
Salaries and Benefits	56,633	57,388	-1.3%
Occupancy	15,137	15,460	-2.1%
Outsourced Data Processing	8,548	8,531	0.2%
Amortization of Identifiable Intangibles	4,704	5,368	-12.4%
Professional Fees	3,057	3,217	-5.0%
Furniture & Equipment	3,869	3,775	2.5%
Other Real Estate Owned	1,035	1,235	-16.2%
Courier Service	2,868	3,117	-8.0%
Other	16,763	18,794	-10.8%
Total Noninterest Expense	112,614	116,885	-3.7%

Income Before Income Taxes	86,122	106,557	-19.2%
Income Tax Provision	18,945	25,430	-25.5%
Net Income	$67,177	$81,127	-17.2%

Average Common Shares Outstanding	26,826	27,654	-3.0%
Diluted Common Shares Outstanding	26,877	27,699	-3.0%

Per Common Share Data:
Basic Earnings	$2.50	$2.93	-14.7%
Diluted Earnings	2.50	2.93	-14.7%
Dividends Paid	1.49	1.48	0.7%

Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent
(a) Annualized
(1) Purchased covered loans represent purchased loans on which losses are shared with the FDIC per a Loss Sharing Agreement. Purchased covered loans were recorded at estimated fair value at February 6, 2009, the date of purchase.
(2) Purchased non-covered loans represent purchased loans recorded at estimated fair value at August 20, 2010, the date of purchase.
CONTACT: For additional information contact:
         Westamerica Bancorporation
         Robert A. Thorson - SVP & Chief Financial Officer
         707-863-6840